Exhibit 99.1
Investor Conference Presentation

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward- looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION

OVERVIEW HCC 5 (r)

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain, Ireland and the U.K. Diversified operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings and A+ (Superior) by A.M. Best Company

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Risk Management Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investments

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 1998 1999 2000 2001 2002 2003 2004 2005 2006 9/30/2007 S/E 440430000 458439000 530930000 763453000 882907000 1047000000 1323665000 1700000000 2043000000 2322280000

RETURN ON EQUITY 2003 2004 2005 2006 2007E ROE 0.161 0.155 0.144 0.202 0.193 *Annualized as of 9/30/07 - See Notice About This Presentation

GROWTH IN BOOK VALUE (per share data) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 BV 10.91 12.99 15.26 18.28 20.39

OPERATIONS HCC 17 (r)

EXECUTIVE MANAGEMENT Frank Bramanti Age 51 CEO Edward Ellis Age 64 EVP & CFO

SENIOR MANAGEMENT Pamela Penny Age 52 SVP - Finance Randy Rinicella Age 50 SVP & General Counsel Cory Moulton Age 38 CEO - PIA Laurence Donnelly Age 49 CEO - HCCIG Barry Cook Age 47 EVP - International

OPERATIONS (Subsidiaries / Divisions) Houston Casualty Company U.S. Specialty Insurance Company Avemco Insurance Company PIA HCC Global (US) Covenant Underwriters American Contractors Indemnity Company United States Surety Company HCC Credit Underwriters HCC Indemnity Guaranty HCC Life Insurance Company Perico Life Insurance Company HCC Specialty Underwriters HCC International Insurance Company HCC Europe HCC Global (International) Rattner Mackenzie Property & Casualty Credit & Surety Life, Accident & Health International

OPERATIONS (Lines of Business) Aviation Directors' & Officers' Errors & Omissions Kidnap & Ransom Marine Employers Practice Liability Medical Stop Loss Excess Medical Group Life Products Disability Contingency Surety Credit Financial Products Property, Marine & Energy Directors' & Officers' Professional Indemnity Surety Credit Accident & Health Property & Casualty Credit & Surety Life, Accident & Health International

FINANCIALS HCC 27 (r)

BALANCE SHEET HCC 29 (r)

STRONG BALANCE SHEET Low Risk Investment Portfolio High Quality Reinsurers Conservative Loss Reserves Strong Liquidity Low Debt to Total Capital Ratio of 11.6% Shareholders' Equity of $2.3 Billion Assets of more than $8.0 Billion

REINSURANCE RECOVERABLES ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Reinsurance Recoverables 900 1100 1360 1170 1050

NET LOSS RESERVES ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Net Loss Reserves 710 1060 1530 2110 2300

CASH FLOW ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Cash Flow 530 670 620 650 610

INVESTMENT ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Investment Assets 1710 2470 3260 3930 4520

Tax Exempt Securities Taxable Securities Short Term Investments Other 6/30/2007 36 43 16 5 CONSERVATIVE INVESTMENT PORTFOLIO See Notice About This Presentation September 30, 2007 $4.5 billion Short Term Investments - 16% Taxable Securities - 43% Average Rating - AA+ Average Maturity: 4.4 years Duration: 3.6 years Tax Exempt Securities - 36% Average Rating - AAA Average Maturity: 10.1 years Duration: 6.5 years Other 5%

TOTAL ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 Total Assets 4880 5900 7030 7630 8070

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 9/30/2007 SE 1050 1330 1690 2040 2320

INCOME STATEMENT HCC 47 (r)

GROSS WRITTEN PREMIUM ($ in millions) 2003 2004 2005 2006 9/30/2007 GWP 1620 1980 2040 2240 1900 See Notice About This Presentation $1,740 $1,980 $1,860 $2,240 $2,040

NET WRITTEN PREMIUM ($ in millions) 2003 2004 2005 2006 9/30/2007 NWP 870 1110 1500 1810 1500 See Notice About This Presentation

REVENUE: NET EARNED PREMIUM ($ in millions) 2003 2004 2005 2006 9/30/2007 NEP 738 1011 1370 1709 1485 See Notice About This Presentation

REVENUE: FEE & COMMISSION INCOME ($ in millions) 2003 2004 2005 2006 9/30/2007 F&C 143 184 133 137 106 See Notice About This Presentation

REVENUE: INVESTMENT INCOME ($ in millions) 2003 2004 2005 2006 9/30/2007 Investment Income 47 65 99 153 148 See Notice About This Presentation

TOTAL REVENUE ($ in millions) 2003 2004 2005 2006 9/30/2007 Total Revenur 940 1280 1640 2080 1770 See Notice About This Presentation

GAAP COMBINED RATIO (* affected by catastrophes) 2003 2004* 2005* 2006 9/30/2007 ROE 0.907 0.905 0.932 0.842 0.829 **For the Nine Months Ended 9/30/07 - See Notice About This Presentation

NET EARNINGS ($ in millions) 2003 2004 2005 2006 9/30/2007 Net Earnings 140 160 190 340 300 See Notice About This Presentation

NET EARNINGS PER DILUTED SHARE (* affected by catastrophes) 2003 2004* 2005* 2006 9/30/2007 Net Earnings per diluted share 1.47 1.65 1.75 2.93 2.54 See Notice About This Presentation

SUMMARY HCC 67 (r)

HCC KEY STRENGTHS Specialty lines only, across property, casualty, life and accident segments of the insurance industry Strong management for operations Conservative assessment of catastrophe exposures and adequate reinsurance to protect shareholders' capital Reduced exposure to reinsurance recoverables No significant net loss reserve development Consistent ROE averaging 17% during past 5 years despite two years of major windstorm catastrophes

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward- looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION